UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway
Suite 1100
Dallas
Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Subordination and Non-Disturbance Agreement

In connection with the transactions contemplated by that certain Credit Agreement, dated as of January 15, 2021 (the “Credit Agreement”), by and among Ashford Hospitality Trust, Inc. (“Ashford Trust”), Ashford Hospitality Limited Partnership (the “Operating Partnership”), Oaktree Fund Administration, LLC (the “Administrative Agent”) and the lenders party thereto, on January 15, 2021, Ashford Inc. (the “Company”) entered into a Subordination and Non-Disturbance Agreement (the “SNDA”) with Ashford Trust, the Operating Partnership, Ashford TRS Corporation, Ashford Hospitality Advisors LLC, Remington Lodging & Hospitality, LLC, Premier Project Management, LLC, Lismore Capital II LLC (collectively with the Company, Ashford Hospitality Advisors LLC, Remington Lodging & Hospitality, LLC, Premier Project Management, LLC, and any other affiliate thereof, the “AINC Parties”) and the Administrative Agent pursuant to which the AINC Parties agreed to subordinate to the prior repayment in full of all obligations under the Credit Agreement, (1) prior to the later of (i) the second anniversary of the Credit Agreement and (ii) the date accrued interest “in kind” is paid in full, advisory fees (other than reimbursable expenses) in excess of 80% of such fees paid during the fiscal year ended December 31, 2019, (2) any termination fee or liquidated damages amounts under the advisory agreement, or any amount owed under any enhanced return funding program in connection with the termination of the advisory agreement or sale or foreclosure of assets financed thereunder, and (3) any payments to Lismore Capital II LLC in connection with the transactions contemplated by the Credit Agreement.

The summary of the SNDA contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the SNDA, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Subordination and Non-Disturbance Agreement, dated as of January 15, 2021, by and among Oaktree Fund Administration, LLC as the Administrative Agent and collateral agent on behalf of the Lenders, Ashford Inc., Ashford Hospitality Advisors LLC, Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Remington Lodging & Hospitality, LLC, Premier Project Management, LLC and Lismore Capital II LLC

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

	By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary

Date: January 15, 2021

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